SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 29, 2000

                            GB PROPERTY FUNDING CORP.
                                GB HOLDINGS, INC.

                        GREATE BAY HOTEL AND CASINO, INC.
             (Exact name of Registrant as specified in its Charter)

            Delaware                                     75-2502290
            Delaware                                     75-2502293
            New Jersey                 33-69716          22-2242014
            -------------------------------------------------------
            (State or other juris-     (Commission       (IRS Employer
             diction of incorporation)  File Number)      Identification
                                                          Number)


          c/o Sands Hotel & Casino
          Indiana Avenue and Brighton Park, 9th Floor
          Atlantic City, New Jersey                        08401
          (Address of principal executive office)          (Zip Code)


          Registrant's telephone number including area code: (609) 441-4517


                                Not Applicable
          -----------------------------------------------------------------
             (Former name and former address, as changed since last report)

Item 3.           Bankruptcy or Receivership

Item 3 is amended as follows:

On September 29, 2000, the Modified Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River (the "Plan") for the Company, previously confirmed by the United States Bankruptcy Court for the District of New Jersey on August 14, 2000, became effective.

Item 7 (c).       Exhibits

Item 7 is amended as follows:

3. Indenture dated as of September 29, 2000, between GB Property Funding Corp. and the Guarantors and Wells Fargo Bank Minnesota, National Association.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GB PROPERTY FUNDING CORP.


Dated:  September 29, 2000              By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GB HOLDINGS, INC.

Dated:  September 29, 2000              By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer

                                        GREATE BAY HOTEL AND CASINO, INC.


Dated:  September 29, 2000              By: /s/ Timothy A. Ebling
                                        Name:    Timothy A. Ebling
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer